Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 006 [Member]
Income Tax Status [Abstract]
Income Tax Status
Note 4 - Income Tax Status:

The Plan has received a determination letter from the Internal Revenue Service dated June 30, 2020, stating that the Plan is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The plan administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan, as amended, is qualified and the related trust is tax exempt.